Regulatory Requirements and Restrictions	12 Months Ended
Dec. 31, 2011
Regulatory Requirements and Restrictions [Abstract]
Regulatory Capital Requirements under Banking Regulations [Text Block]
 Regulatory Requirements and Restrictions
The Federal Reserve requires the Corporation’s banking subsidiaries to maintain reserve balances based on a percentage of certain deposits. Average daily reserve balances required by the Federal Reserve were $14.6 billion and $12.9 billion for 2011 and 2010. Currency and coin residing in branches and cash vaults (vault cash) are used to partially satisfy the reserve requirement. The average daily reserve balances, in excess of vault cash, held with the Federal Reserve amounted to $6.5 billion and $5.5 billion for 2011 and 2010.
The primary sources of funds for cash distributions by the Corporation to its shareholders are dividends received from its banking subsidiaries, Bank of America, N.A. and FIA Card Services, N.A. In 2011, the Corporation received $9.8 billion in dividends from Bank of America, N.A. and FIA Card Services, N.A., returned capital of $7.0 billion to the Corporation. In 2012, Bank of America, N.A. and FIA Card Services, N.A. can declare and pay dividends to the Corporation of $4.5 billion and $0 plus an additional amount equal to their net profits for 2012, as defined by statute, up to the date of any such dividend declaration. The other subsidiary national banks can pay dividends in aggregate of $1.0 billion in 2012 plus an additional amount equal to their net profits for 2012, as defined by statute, up to the date of any such dividend declaration. The amount of dividends that each subsidiary bank may declare in a calendar year without approval by the OCC is the subsidiary bank’s net profits for that year combined with its net retained profits, as defined, for the preceding two years.
The Federal Reserve, OCC and FDIC (collectively, joint agencies) have in place regulatory capital guidelines for U.S. banking organizations. Failure to meet the capital requirements can initiate certain mandatory and discretionary actions by regulators that could have a material effect on the Corporation’s financial position. The regulatory capital guidelines measure capital in relation to the credit and market risks of both on- and off-balance sheet items using various risk weights. Under the regulatory capital guidelines, Total capital consists of three tiers of capital. Tier 1 capital includes qualifying common shareholders’ equity, qualifying noncumulative perpetual preferred stock, qualifying Trust Securities, hybrid securities and qualifying non-controlling interests, less goodwill and other adjustments. Tier 2 capital consists of qualifying subordinated debt, a limited portion of the allowance for loan and lease losses, a portion of net unrealized gains on AFS marketable equity securities and other adjustments. Tier 3 capital includes subordinated debt that is unsecured, fully paid, has an original maturity of at least two years, is not redeemable before maturity without prior approval by the Federal Reserve and includes a lock-in clause precluding payment of either interest or principal if the payment would cause the issuing bank’s risk-based capital ratio to fall or remain below the required minimum. Tier 3 capital can only be used to satisfy the Corporation’s market risk capital requirement and may not be used to support its credit risk requirement. At December 31, 2011 and 2010, the Corporation had no subordinated debt that qualified as Tier 3 capital.
Certain corporate-sponsored trust companies which issue Trust Securities are not consolidated. In accordance with Federal Reserve guidance, Trust Securities continue to qualify as Tier 1 capital with revised quantitative limits effective March 31, 2011. As a result, the Corporation includes Trust Securities in Tier 1 capital. The Financial Reform Act includes a provision under which the Corporation’s previously issued and outstanding Trust Securities in the aggregate amount of $16.1 billion (approximately 125 bps of Tier 1 capital) at December 31, 2011, will no longer qualify as Tier 1 capital effective January 1, 2013. This amount excludes $633 million of hybrid Trust Securities that are expected to be converted to preferred stock prior to the date of implementation. The exclusion of Trust Securities from Tier 1 capital will be phased in incrementally over a three-year phase-in period. The treatment of Trust Securities during the phase-in period remains unclear and is subject to future rulemaking.
Current limits restrict core capital elements to 15 percent of total core capital elements for internationally active bank holding companies. Internationally active bank holding companies are those that have significant activities in non-U.S. markets with consolidated assets greater than $250 billion or on-balance sheet non-U.S. exposure greater than $10 billion. In addition, the Federal Reserve revised the qualitative standards for capital instruments included in regulatory capital. At December 31, 2011, the Corporation’s restricted core capital elements comprised 9.1 percent of total core capital elements. The Corporation is and expects to remain compliant with the revised limits.
To meet minimum, adequately capitalized regulatory requirements, an institution must maintain a Tier 1 capital ratio of four percent and a Total capital ratio of eight percent. A “well-capitalized” institution must generally maintain capital ratios 200 bps higher than the minimum guidelines. The risk-based capital rules have been further supplemented by a Tier 1 leverage ratio, defined as Tier 1 capital divided by quarterly average total assets, after certain adjustments. “Well-capitalized” bank holding companies must have a minimum Tier 1 leverage ratio of four percent. National banks must maintain a Tier 1 leverage ratio of at least five percent to be classified as “well-capitalized.” At December 31, 2011, the Corporation’s Tier 1 capital, Total capital and Tier 1 leverage ratios were 12.40 percent, 16.75 percent and 7.53 percent, respectively. This classifies the Corporation as “well-capitalized” for regulatory purposes, the highest classification.
Net unrealized gains or losses on AFS debt securities and marketable equity securities, net unrealized gains and losses on derivatives, and employee benefit plan adjustments in shareholders’ equity are excluded from the calculations of Tier 1 common capital as discussed below, Tier 1 capital and leverage ratios. The Total capital ratio excludes all of the above with the exception of up to 45 percent of the pre-tax net unrealized gains on AFS marketable equity securities.
The Corporation calculates Tier 1 common capital as Tier 1 capital including any CES less preferred stock, qualifying Trust Securities, hybrid securities and qualifying noncontrolling interest in subsidiaries. CES was included in Tier 1 common capital based upon applicable regulatory guidance and the expectation at December 31, 2009 that the underlying Common Equivalent Junior Preferred Stock, Series S would convert into common stock following shareholder approval of additional authorized shares. Shareholders approved the increase in the number of authorized shares of common stock and the Common Equivalent Stock converted into common stock on February 24, 2010. Tier 1 common capital was $126.7 billion and $125.1 billion and the Tier 1 common capital ratio was 9.86 percent and 8.60 percent at December 31, 2011 and 2010.

The table below presents actual and minimum required regulatory capital amounts for 2011 and 2010.

Regulatory Capital

	December 31
	2011			2010
	Actual			Actual
(Dollars in millions)	Ratio	Amount	Minimum Required (1)	Ratio	Amount	Minimum Required (1)
Risk-based capital
Tier 1 common
Bank of America Corporation	9.86%	$126,690	n/a	8.60%	$125,139	n/a
Tier 1
Bank of America Corporation	12.40	159,232	$51,379	11.24	163,626	$58,238
Bank of America, N.A.	11.74	119,881	40,830	10.78	114,345	42,416
FIA Card Services, N.A.	17.63	24,660	5,596	15.30	25,589	6,691
Total
Bank of America Corporation	16.75	215,101	102,757	15.77	229,594	116,476
Bank of America, N.A.	15.17	154,885	81,661	14.26	151,255	84,831
FIA Card Services, N.A.	19.01	26,594	11,191	16.94	28,343	13,383
Tier 1 leverage
Bank of America Corporation	7.53	159,232	84,557	7.21	163,626	90,811
Bank of America, N.A.	8.65	119,881	55,454	7.83	114,345	58,391
FIA Card Services, N.A.	14.22	24,660	6,935	13.21	25,589	7,748

(1)	Dollar amount required to meet guidelines for adequately capitalized institutions.
n/a = not applicable
Regulatory Capital Developments
The Corporation manages regulatory capital to adhere to regulatory standards of capital adequacy based on current understanding of the rules and the application of such rules to the Corporation’s business as currently conducted. The regulatory capital rules as written by the Basel Committee on Banking Supervision (the Basel Committee) continue to evolve.
U.S. banking regulators published a final Basel II rule (Basel II) in December 2007, which requires the Corporation to implement Basel II at the holding company level as well as at certain U.S. bank subsidiaries, establishes requirements for the U.S. implementation and provides detailed requirements for a new regulatory capital framework related to credit and operational risk (Pillar 1), supervisory requirements (Pillar 2) and disclosure requirements (Pillar 3). The Corporation is currently in the Basel II parallel period.
On December 15, 2010, U.S. regulators announced a notice of proposed rulemaking (NPR) on the Risk-based Capital Guidelines for Market Risk. On December 29, 2011, U.S. regulators issued an NPR that would amend the December 2010 NPR. This amended NPR is expected to increase the capital requirements for the Corporation’s trading assets and liabilities. The Corporation continues to evaluate the capital impact of the proposed rules and currently anticipates it will be in compliance with any final rules by the projected implementation date in late 2012.
In addition, the Basel Committee issued capital standards entitled “Basel III: A global regulatory framework for more resilient banks and banking systems,” together with liquidity standards discussed below (Basel III) in December 2010. The Corporation expects to be in compliance with the Basel III capital standards within the regulatory timelines. If implemented by U.S. banking regulators as proposed, Basel III could significantly increase the Corporation’s capital requirements. Basel III and the Financial Reform Act propose the disqualification of Trust Securities from Tier 1 capital, with the Financial Reform Act proposing that the disqualification be phased in from 2013 to 2015. Basel III also proposes the deduction of certain assets from capital (deferred tax assets, MSRs, investments in financial firms and pension assets, among others, within prescribed limitations), the inclusion of accumulated OCI in capital, increased capital for counterparty credit risk, and new minimum capital and buffer requirements. For additional information on deferred tax assets and MSRs, see Note 21 – Income Taxes and Note 25 – Mortgage Servicing Rights. The phase-in period for the capital deductions is proposed to occur in 20 percent increments from 2014 through 2018 with full implementation by December 31, 2018. An increase in capital requirements for counterparty credit is proposed to be effective January 2013. The phase-in period for the new minimum capital requirements and related buffers is proposed to occur between 2013 and 2019. U.S. banking regulators have indicated a goal to adopt final rules in 2012.
Preparing for the implementation of the new capital rules is a top strategic priority for the Corporation. The Corporation intends to continue to build capital through retaining earnings, actively reducing legacy asset portfolios and implementing other capital related initiatives, including focusing on reducing both higher risk-weighted assets and assets currently deducted, or expected to be deducted under Basel III, from capital.
On June 17, 2011, U.S. banking regulators proposed rules requiring all large bank holding companies (BHCs) to submit a comprehensive capital plan to the Federal Reserve as part of an annual Comprehensive Capital Analysis and Review (CCAR). The proposed regulations require BHCs to demonstrate adequate capital to support planned capital actions, such as dividends, share repurchases or other forms of distributing capital. CCAR submissions are subject to approval by the Federal Reserve. The Federal Reserve may require BHCs to provide prior notice under certain circumstances before making a capital distribution. On January 5, 2012, the Corporation submitted a capital plan to the Federal Reserve consistent with the proposed rules.
On July 19, 2011, the Basel Committee published the consultative document “Globally systemic important banks: Assessment methodology and the additional loss absorbency requirement” which sets out measures for global, systemically important financial institutions including the methodology for measuring systemic importance, the additional capital required (the SIFI buffer) and the arrangements by which they will be phased in. As proposed, the SIFI buffer would be met with additional Tier 1 common equity ranging from one percent to 2.5 percent, and in certain circumstances, 3.5 percent. This will be phased in from 2016 through 2018. U.S. banking regulators have not yet provided similar rules for U.S. implementation of a SIFI buffer.
Given that the U.S. regulatory agencies have issued neither proposed rulemaking nor supervisory guidance on Basel III, significant uncertainty exists regarding the eventual impacts of Basel III on U.S. financial institutions, including the Corporation. These regulatory changes also require approval by the U.S. regulatory agencies of analytical models used as part of the Corporation’s capital measurement and assessment, especially in the case of more complex models. If these more complex models are not approved, it could require financial institutions to hold additional capital, which in some cases could be significant.
On December 20, 2011, the Federal Reserve issued proposed rules to implement enhanced supervisory and prudential requirements and the early remediation requirements established under the Financial Reform Act. The enhanced standards include risk-based capital and leverage requirements, liquidity standards, requirements for overall risk management, single-counterparty credit limits, stress test requirements and a debt-to-equity limit for certain companies determined to pose a threat to financial stability. Comments on the proposed rules are due by March 31, 2012. The final rules are likely to influence the Corporation’s regulatory capital and liquidity planning process, and may impose additional operational and compliance costs on the Corporation.